UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of Earliest Event Reported):
                           May 17, 2004 (May 14, 2004)

                             clickNsettle.com, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      0-21419                   25-2753988
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                             1010 Northern Boulevard
                              Great Neck, New York        11021
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (516) 829-4343

                         Index to Current Report on Form
                          8-K of clickNsettle.com, Inc.
                                  May 17, 2004

Item                                                                        Page
                                                                            ----
Item 12      Disclosure of Results of Operations and Financial Condition     3

Item 99.1    Exhibits                                                        3

             Signatures                                                      4


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

Item 12. Disclosure of Results of Operations and Financial Condition

On May 14, 2004, clickNsettle.com, Inc. ("the Company") announced its results for the quarter and nine months ended March 31, 2004. The announcement and attachment are included in Exhibit 99.1.

                  Exhibit List

Exhibit Number    Description
--------------    -----------

99.1 Press release announcing the Company's results for the quarter and nine months ended March 31, 2004.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                           clickNsettle.com, Inc.


                           By: /s/ Roy Israel

                           Name: Roy Israel
                           Title: Chief Executive Officer and President


                           By: /s/ Patricia Giuliani-Rheaume

                           Name: Patricia Giuliani-Rheaume
                           Title: Chief Financial Officer and Vice President

Date: May 17, 2004


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